Exhibit 99.3

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

OF ALLIED NEVADA GOLD CORP.

PRO FORMA CONSOLIDATED STATEMENT OF LOSS

FOR FISCAL YEAR ENDED

DECEMBER 31, 2006

(U.S. dollars in thousands)	Allied Nevada Gold Corp. year ended December 31, 2006 (Note2(a))	Vista Gold Corp. - Nevada exploration properties year ended December 31, 2006	Pro forma consolidated statement of loss for year ended December 31, 2006
Other Income:
Interest and other income	$—	$(552)	$(552)

Total other income	$—	$(552)	$(552)
Costs and expenses:
Exploration, property evaluation and holding costs	$—	$1,709	$1,709
Corporate administration and investor relations	—	1,181	1,181
Depreciation and amortization	—	199	199
Gain on currency translation	—	(11)	(11)
Gain on disposal of marketable securities	—	(61)	(61)

Total costs and expenses	—	3,017	3,017

Net loss	$—	$(2,465)	$(2,465)

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

OF ALLIED NEVADA GOLD CORP.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2007

(U.S. dollars in thousands)	Vista Gold Corp- Nevada exploration properties March 31, 2007	Net proceeds from issuance of shares	Notes		Purchase of Pescio Nevada Mineral Assets	Notes		Pro forma Consolidated balance sheet March 31, 2007
Assets:
Cash and cash equivalents	$90	$25,000	2	(c)	$(15,000)	2	(b)	$10,090
Accounts receivable	84							84
Supplies inventory, prepaids and other	107							107

Current assets	281	25,000			(15,000)			10,281
Restricted cash	5,385							5,385
Mineral properties	8,881				62,520	2	(b,d)	71,401
Plant and equipment	948							948
Reclamation premium costs and other assets	1,852							1,852

	17,066	—			62,520			79,586

Total assets	$17,347	$25,000			$47,520			$89,867

Liabilities and Shareholders’ Equity:
Accounts payable	$18				—			$18
Capital lease obligation	10				—			10
Accrued liabilities and other	101				—			101

Current liabilities	129	—			—			129
Capital lease obligations	20				—			$20
Note payable Pescio	—				—			—
Asset retirement obligation and closure costs	4,663							4,663

Total liabilities	4,812	—			—			4,812

Capital stock	—	25,000	2	(c)	47,520	2	(d)	72,520
Deficit accumulated during exploration stage	(11,239)	—			—			(11,239)
Parent company’s net investment/dividends	23,774	—			—			23,774

Total shareholders’ equity	12,535	25,000			47,520			85,055

Total liabilities and shareholders’ equity	$17,347	$25,000			$47,520			$89,867

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

OF ALLIED NEVADA GOLD CORP.

PRO FORMA CONSOLIDATED STATEMENT OF LOSS

FOR QUARTER ENDED

MARCH 31, 2007

(U.S. dollars in thousands)	Allied Nevada Gold Corp. quarter ended March 31, 2007 (Note2(a))	Vista Gold Corp. - Nevada exploration properties quarter ended March 31, 2007	Pro forma consolidated statement of loss for quarter ended March 31, 2007
Other Income:
Interest and other income	$—	$(245)	$(245)

Total other income	$—	$(245)	$(245)
Costs and expenses:
Exploration, property evaluation and holding costs	$—	$261	$261
Corporate administration and investor relations	—	310	310
Depreciation and amortization	—	49	49
Gain on currency translation	—	(1)	(1)
Gain on disposal of marketable securities	—	(61)	(61)

Total costs and expenses	—	558	558

Net loss	$—	$(313)	$(313)

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

OF ALLIED NEVADA GOLD CORP.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PREPARATION

This unaudited pro forma consolidated financial statement information has been prepared by management of Vista Gold Corp., (“Vista”) in accordance with United States generally accepted accounting principles, for illustrative purposes only, to show the effect of the proposed contribution of the Nevada properties. As previously reported, Vista entered into an arrangement and merger agreement (the “Arrangement Agreement”), dated September 22, 2006, with Carl Pescio and Janet Pescio (together, the “Pescios”) pursuant to which Vista Gold Corp. transferred its existing Nevada properties into a recently incorporated company, Allied Nevada Gold Corp. (“Allied Nevada”), that concurrently acquired the Nevada mineral assets of the Pescios. The transaction was completed by way of a court-approved plan of arrangement under the Business Corporations Act (Yukon Territory). Under the terms of the Arrangement Agreement Vista was required to use commercially reasonable efforts to complete a public equity financing to raise no less than $25 million through the issuance of common shares registered under the Securities Act of 1933. On November 7, 2006, Vista completed a public equity financing that resulted in net proceeds to Vista of approximately $29.6 million after payment of agents’ fees but excluding estimated offering expenses.

These pro forma financial statements include:

a)	pro forma consolidated balance sheets as at March 31, 2007 prepared as if the Arrangement was completed on March 31, 2007 and giving effect to the assumptions as described in Note 2; and

b)	pro forma consolidated statements of loss for the year ended December 31, 2006 and the quarter ended March 31, 2007 prepared as if the Arrangement was completed on January 1, 2006 and giving effect to the assumptions as described in Note 2.

These pro forma financial statements are provided for illustrative purposes only, and do not purport to represent the financial position that would have resulted had the Arrangement actually occurred on March 31, 2007 or the results of operations that would have resulted had the Arrangement actually occurred on January 1, 2006. Further, these pro forma financial statements are not necessarily indicative of the future financial position or results of operations of Allied Nevada as a result of the Arrangement and should be read in conjunction with the interim and year-end consolidated financial statements of Vista Gold Corp. - Nevada exploration properties prepared in accordance with GAAP.

The acquisition of the Pescios’ Nevada mineral assets is considered to be an asset purchase rather than the purchase of a business, based on guidelines provided in Rule 11-01 of Regulation S-X of the SEC, the U.S. GAAP guidance provided in Emerging Issues Task Force (EITF) 98-3 (concerning whether assets or a business are being acquired) and in the Financial Accounting Standards Board Statement No. 141, “Business Combinations”. This assessment is based on the fact that no separate entity was acquired but rather a group of interests in mineral properties assembled over time by the Pescios. None of the properties is in the operating stage; consequently, although certain of the property interests generate cash from advance minimum royalty payments, none of the properties produces any revenue from operations. In addition, as the Pescios’ Nevada mineral assets have nothing in the nature of physical facilities, employees, market distribution systems, sales forces, customer bases, production techniques, trade names or operational or resource management processes consistent with a business operation, none of the foregoing attributes were acquired through the acquisition of these assets.

2.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

(a)	Allied Nevada was incorporated on September 14, 2006. Please see “Item 1. Business – Business Development – Arrangement Agreement” in Allied Nevada’s Registration Statement on Form 10 as amended, filed with the Commission, for further information concerning the transfers of properties and cash made to Allied Nevada by Vista and the Pescios pursuant to the Arrangement Agreement.

(b)	The acquisition of the Pescios’ Nevada mineral assets is considered to be an asset purchase (see note 1). The consideration to be paid to the Pescios was $15 million in cash and 12 million shares of Allied Nevada with an estimated fair value of $47.5 million (see note 2(d)). The estimated fair value of the consideration paid to the Pescios has been allocated to mineral assets. The actual fair value of the 12 million shares of Allied Nevada included in the purchase consideration was to be set at the date that the transaction was completed based on the market value of the Allied Nevada shares at that time.

(c)	Vista was to transfer its Nevada properties and $25 million in cash to Allied Nevada in consideration for approximately 27.5 million shares of Allied Nevada. On completion of the Arrangement, the Vista Nevada exploration properties would be transferred at their carrying value into the consolidated financial statements of Allied Nevada under the continuity of interests method because Allied Nevada is deemed to be a continuation of the business of the Vista Nevada exploration properties. Under this method, the assets, liabilities and shareholders’ equity of the Vista Nevada exploration properties are presented on a historical basis.

(d)	The estimated fair value of the Allied Nevada shares given as consideration to the Pescios is derived from an independent valuator’s estimate that the Nevada properties of Vista would account for approximately 35% of the market capitalization of Vista. Based on a market capitalization of $240 million at March 31, 2007 this would result in a value of $84 million. This amount would be increased by the $25 million in cash invested in Allied Nevada by Vista for a total fair value of $109 million. Based on approximately 27.5 million Allied Nevada shares issued to Vista, a share price of approximately $3.96 per Allied Nevada share is estimated for the purposes of this pro forma financial information. This calculation is an estimate for illustrative purposes only and is not intended to be an estimate of the actual public market price of Allied Nevada shares on completion.